Because the electronic format of filing Form N-SAR does not provide adequate space for responding to Items 72DD, 73A, 74U and 74V correctly, the correct answers are as follows:

Evergreen Treasury Money Market Fund
		72DD		73A		74U        	74V
		Dollar		Per Share	Shares
       	Distributions	Distributions	Outstanding	NAV

Class A	  5,949,510	0.02		277,138,805	1.00
Class S	11,572,515	0.02		545,586,828	1.00
Class I	18,258.453	0.02		653,616,308	1.00

Evergreen New Jersey Municipal Money Market Fund
		72DD		73A		74U        	74V
		Dollar		Per Share	Shares
       	Distributions	Distributions	Outstanding	NAV

Class A	  404,427	0.01		31,624,486	1.00
Class S	2,351,751	0.01		184,333,158	1.00
Class I	229,864	0.02		10,135,404	1.00

Evergreen Municipal Money Market Fund
		72DD		73A		74U        	74V
		Dollar		Per Share	Shares
       	Distributions	Distributions	Outstanding	NAV

Class A	5,482,911	0.01		349,426,456	1.00
Class S	4,691,540	0.01		346,646,920	1.00
Class S1 13,330,147	0.01		1,031,190,763	1.00
Class I	6,235,306	0.02		376,125,721	1.00


Evergreen Pennsylvania Municipal Money Market Fund
		72DD		73A		74U        	74V
		Dollar		Per Share	Shares
       	Distributions	Distributions	Outstanding	NAV

Class A		265,165	0.01			17,333,757	1.00

Class S		1,651,051	0.01  		122,937,347	1.00

Class I		1,107,431	0.02 		87,048,884	1.00





Evergreen New York Municipal Money Market Fund
		72DD		73A		74U        	74V
		Dollar		Per Share	Shares
       	Distributions	Distributions	Outstanding	NAV

Class A	   675,951           0.01              43,536,768       1.00
Class S	3,119,620            0.01		242,458,280    	1.00
Class I	   340,559   	     0.02		 17,267,989	1.00






Evergreen Money Market Fund
		72DD		73A		74U        	74V
		Dollar		Per Share	Shares
       	Distributions	Distributions	Outstanding	NAV

Class A	60,440,611		0.02	2,388,682,813	1.00
Class B	     420,187		0.02	  20,764,372    1.00
Class C	     176,326		0.02	    10,728,274 	1.00
Class S	35,739,392		0.02	1,933,538,392	1.00
Class S1 42,068,446		0.02	1,916,463,201	1.00
Class I	27,548,762		0.02	   994,625,866	1.00

Evergreen California Municipal Money Market Fund
		72DD		73A		74U        	74V
		Dollar		Per Share	Shares
       	Distributions	Distributions	Outstanding	NAV

Class A	254,335	        0.01		16,198,696	1.00
Class S	2,532,872	0.01		205,468,625	1.00
Class I	71,950		0.02		7,138,963	1.00

Evergreen Florida Municipal Money Market Fund
		72DD		73A		74U        	74V
		Dollar		Per Share	Shares
       	Distributions	Distributions	Outstanding	NAV

Class A	213,028	        0.01		13,325,105	1.00
Class S	3,765,985	0.01		270,239,089	1.00
Class I	72,079		0.02		3,462,920	1.00